Beginning on January 29, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Amana Mutual Funds' annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds' website (www.saturna.com/reports), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 800-SATURNA (800-728-8762) or by sending an e-mail request to Amana Mutual Funds at info@saturna.com.

Beginning on January 29, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800-SATURNA (800-728-8762) or send an e-mail request to Amana Mutual Funds at info@saturna.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Funds.

Amana Growth Fund

Investor	(AMAGX)
Institutional	(AMIGX)

September 27, 2019

SUMMARY PROSPECTUS

Before you invest, you may want to review Amana Growth Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund, including the statement of additional information and most recent reports to shareowners, online at www.amanafunds.com/prospectus. You can also get this information at no cost by calling 1-888-732-6262 or by sending an e-mail request to info@amanafunds.com. The Fund’s prospectus and statement of additional information, both dated September 27, 2019, and most recent report to shareowners, dated May 31, 2019, are incorporated by reference into this Summary Prospectus.

Amana Growth Fund

Investment Objective

Long-term capital growth, consistent with Islamic principles.

Fees and Expenses

This section describes the fees and expenses that you may pay if you buy and hold shares of the Growth Fund.

Shareowner Fees

None.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Growth Fund	Investor Shares	Institutional Shares
Management Fees	0.75%¹	0.75%¹
Distribution (12b-1) Fees	0.25%	None
Other Expenses	0.03%	0.04%
Total Annual Fund Operating Expenses	1.03%¹	0.79%¹

¹ Restated to reflect a reduction in the Advisory and Administrative Services fee, as approved by the Board of Trustees on March 7, 2019.

Example

The example below is intended to help investors compare the cost of investing in shares of the Growth Fund with the cost of investing in other mutual funds.

The example assumes an investor invests $10,000 in shares of the Growth Fund for the time periods indicated and then redeems all shares at the end of those periods. The example also assumes that the investment has a 5% return each year and that the Fund's operating expenses remain the same. Although actual costs may be higher or lower, based on these assumptions an investor's expenses would be:

	1 year	3 years	5 years	10 years
Investor Shares	$105	$328	$569	$1,259
Institutional Shares	$81	$252	$439	$978

Portfolio Turnover

The Growth Fund may have transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in taxable distributions. Personal income taxes, which are not reflected in annual fund operating expenses or in the example, affect your after-tax returns. During the most recent fiscal year, the Fund's portfolio turnover rate was 0.00% of the average value of its portfolio.

Principal Investment Strategies

The Growth Fund invests only in common stocks, including foreign stocks. Investment decisions are made in accordance with Islamic principles. Generally, Islamic principles require that investors share in profit and loss, that they receive no usury or interest, and that they do not invest in a business that is prohibited by Islamic principles. Some of the businesses not permitted are alcohol, pornography, insurance, gambling, pork processing, and interest-based banks or finance associations.

The Growth Fund does not make any investments that pay interest. Islamic principles discourage speculation, and the Fund tends to hold investments for several years.

The Growth Fund diversifies its investments across industries and companies, and principally follows a large-cap value investment style. The Fund favors companies expected to grow earnings and stock prices faster than the economy. The Fund may also invest in smaller and less seasoned companies. The Fund seeks companies demonstrating both Islamic and sustainable characteristics. The Fund's adviser (Saturna Capital Corporation) considers issuers with sustainable characteristics to be those issuers that are more established, consistently profitable, and financially strong, and with robust policies in the areas of the environment, social responsibility, and corporate governance ("ESG"). The Fund's adviser employs a sustainable rating system based on its own, as well as third-party, data to identify issuers believed to present low risks in ESG. The Fund's adviser also uses negative screening to exclude security issuers primarily engaged in higher ESG risk businesses such as alcohol, tobacco, pornography, weapons, gambling, and fossil fuel extraction.

It is the policy of the Growth Fund, under normal circumstances, to invest at least 80% of total net assets in common stocks. The Fund's adviser (Saturna Capital Corporation) selects investments primarily on past earnings and revenue growth rates, and the expectation of increases in earnings and share price.

Principal Risks of Investing

Market risk: The value of Growth Fund shares rises and falls as the value of the stocks in which the Fund invests goes up and down. Consider investing in the Fund only if you are willing to accept the risk that you may lose money. Fund share prices, yields, and total returns will change with the fluctuations in the securities markets as well as the fortunes of the industries and companies in which the Fund invests.

Amana Growth Fund

Small-cap risk: The smaller and less seasoned companies that may be in the Growth Fund have a greater risk of price volatility. Growth stocks, which can be priced on future expectations rather than current results, may decline substantially when expectations are not met or general market conditions weaken.

Investment strategy risk: Islamic principles restrict the Growth Fund's ability to invest in certain market sectors, such as financial companies and conventional fixed-income securities. The adviser believes that Islamic and sustainable investing may mitigate security-specific risks, but the screens used in connection with these strategies reduce the investable universe, which may limit investment opportunities and adversely affect the Fund's performance. Because Islamic principles preclude the use of interest-paying instruments, cash reserves do not earn income.

Equity securities risk: Equity securities may experience significant volatility in response to economic or market conditions or adverse events that affect a particular industry, sector, or company. Larger companies may have slower rates of growth as compared to smaller, faster-growing companies. Smaller companies may have more limited financial resources, products, or services, and tend to be more sensitive to changing economic or market conditions. The Fund also tends to favor growth stocks, which tend to trade based on future earnings expectations, and may be more volatile than slower-growing value stocks, especially when market expectations are not met.

Foreign investing risk: The Growth Fund may invest in securities that are not traded in the United States when market conditions or investment opportunities arise that, in the judgment of the adviser (Saturna Capital Corporation), warrant such investment. Investments in the securities of foreign issuers may involve risks in addition to those normally associated with investments in the securities of US issuers. All foreign investments are subject to risks of: (1) foreign political and economic instability; (2) adverse movements in foreign exchange rates; (3) currency devaluation; (4) the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital; (5) changes in foreign governmental attitudes towards private investment, including potential nationalization, increased taxation, or confiscation of assets; and (6) differing reporting, accounting, and auditing standards of foreign countries.

Technology sector risk: The Fund's investments technology companies exposes the Fund to risks. For example, rapid advances in science and technology might cause existing products to become obsolete, and the Fund's returns could suffer to the extent it holds an affected company's shares. A number of technology companies engaged in consumer-facing activities are potentially subject to more aggressive government regulation and intervention in their traditional business activities. This fact may affect a company's overall profitability and cause its stock price to be more volatile. Additionally, technology companies are dependent upon consumer and business acceptance as new technologies evolve.

Performance

Annual Total Return

The following bar chart presents the calendar year total returns of the Growth Fund Investor Shares before taxes. The bar chart provides an indication of the risks of investing in the Fund by showing changes in performance from year to year. A fund's past performance (before and after taxes) is not a guarantee of how a fund will perform in the future.

Performance data current to the most recent month-end and quarter-end are available on www.amanafunds.com.

Best Quarter	Q1 2019	17.46%
Worst Quarter	Q3 2011	-13.36%
The year-to-date return as of the most recent calendar quarter (which ended June 30, 2019) was 21.47%.

Amana Growth Fund

Average Annual Total Returns

The table below presents the average annual returns of the Growth Fund and provides an indication of the risks of investing in the Fund by showing how the Fund's average annual returns for 1, 5, and 10 years compare to those of a broad-based market index.

	Periods ended December 31, 2018
	1 Year	5 Years	10 Years	Life of Fund
Growth Fund Investor Shares (AMAGX)
Return before taxes	2.44%	10.05%	12.76%	10.43%¹
Return after taxes on distributions	1.65%	8.11%	11.67%	9.91%¹
Return after taxes on distributions and sale of Fund shares	1.85%	6.97%	11.00%	9.54%¹
Growth Fund Institutional Shares (AMIGX)
Return before taxes	2.67%	10.30%	n/a	11.48%²
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)
	-4.38%	8.49%	13.11%	9.98%²

¹ Amana Growth Fund Investor Shares began operations February 3, 1994.

² Amana Growth Fund Institutional Shares began operations September 25, 2013, and the Life of Fund return for the S&P 500 Index is shown since this date.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local taxes. After-tax returns illustrated are only for the Investor Shares; after-tax returns for Institutional Shares will vary. Actual after-tax returns depend on an investor's tax situation and likely differ from those illustrated. After-tax illustrations are not relevant to retirement plans, corporations, trusts, or other investors that are taxed at special rates.

Investment Adviser

Saturna Capital Corporation is the Growth Fund's investment adviser.

Portfolio Managers

Since 1994, Mr. Nicholas Kaiser, chairman of Saturna Capital Corporation, has been primarily responsible for the day-to-day management of the Growth Fund. Since 2012, Mr. Scott Klimo CFA, vice president and chief investment officer at Saturna Capital Corporation, has been a deputy portfolio manager for the Fund. Since July 2018, and previously from 2008 to 2012, Mr. Monem Salam MBA, executive vice president and portfolio manager at Saturna Capital Corporation, has been a deputy portfolio manager for the Fund.

Purchase and Sale of Fund Shares

You may open an account and purchase Growth Fund Investor Shares by sending a completed application, a photocopy of a government-issued identity document, and a check for $250 or more payable to the Amana Growth Fund.

Growth Fund Institutional Shares are available with a minimum investment of $100,000.

Shareowners may purchase additional shares at any time in minimum amounts of $25.

Shareowners may redeem shares of their investment on any business day by these methods:

Written request

Write:       Amana Mutual Funds
                Box N
                Bellingham, WA 98227-0596

Or Fax:     360-734-0755

Telephone request

Call: 888-732-6262 or 360-734-9900

Online

Visit: www.amanafunds.com

Tax Information

Distributions you receive from the Fund may be taxed as ordinary income, qualified dividend income, or capital gains.

Financial Intermediary Compensation

If you purchase the Growth Fund through a broker-dealer or other financial intermediary (such as a bank or investment adviser), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your broker-dealer or other financial intermediary's website for more information.

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